UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

January 30, 2008

SHOTGUN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

         Nevada                      000-13577                         88-0195105

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

                             382 52 Ave., Pointe-Calumet, Quebec, Canada                         J0N 1G4

      (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

(514) 688-3289

1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada      V6E 4R8

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

 On January 30, 2008, the Registrant accepted the resignation of Carlton Parfitt as Secretary, Treasurer, Director and Chief Financial Officer of the  Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On January 30, 2008 Marc Scheive was appointed Secretary, Treasurer, Director and Chief Financial Officer of the Registrant.

SECTION 8 – OTHER EVENTS

ITEM 8. 01 – Other Events

Effective January 30, 2008, the Company would like to state that it has moved its Administrative Office to:

New Address:

385 52 Ave, Point-Calumet,

Quebec J0N 1G4

Fax – 1 888 265 0498

Phone – 514 688 3289

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description

-----------     --------------------------

10.01

Marc Scheive Letter of Consent to Act.

17.01

Carlton Parfitt Letter of Resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Shotgun Energy Corporation

DATED:  February 1, 2008

/s/ Robert Klein

By: Robert Klein, President